ADVANCES FROM THE FHLB	12 Months Ended
Dec. 31, 2013
ADVANCES FROM THE FHLB [Abstract]
ADVANCES FROM THE FHLB
NOTE 11 — ADVANCES FROM THE FHLB

Advances from the FHLB consist of the following:

	At December 31,
	2013		2012
Principal payments due during		Weighted		Weighted
	Amount	average rate	Amount	average rate
	(in thousands)

2013	$—	—%	$11,051	3.18%
2014	4,287	2.40%	4,287	2.40%
2015	3,669	2.16%	3,669	2.16%
2016	10,887	1.38%	10,887	1.38%
2017	14,895	1.12%	14,895	1.12%
2018	1,330	1.87%	1,330	1.87%
Thereafter	14,537	1.83%	14,537	1.83%
	$49,605	1.59%	$60,656	1.88%

The advances are collateralized by certain first mortgage loans totaling approximately $353.5 million and the FHLB stock owned by the Bank which allow for a maximum borrowing capacity of $271.1 million. Total unused lines of credit at the FHLB were $60.0 million at December 31, 2013. All of the advances from the FHLB are fixed rate, fixed term.